Exhibit 32.1



     Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



     I, Marshall W. Pagon, the Chief Executive Officer of Pegasus Communications Corporation, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Form 10-Q of Pegasus Communications Corporation for the quarterly period ended September 30, 2003 (the "September 30, 2003 Form 10-Q"), which this certification accompanies, fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and information contained in the September 30, 2003 Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Pegasus Communications Corporation.

      A signed original of this written statement required by Section 906 has been provided to Pegasus Communications Corporation and will be retained by Pegasus Communications Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

Dated:  November 14, 2003


                                                           /s/ Marshall W. Pagon
                                                           --------------------
                                                               Marshall W. Pagon